SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           26-Aug-02

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Aug-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Aug-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         26-Aug-02


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Aug-02

DISTRIBUTION SUMMARY

                      Beginning                Current Perio     Accrued
        Original     Current Prin   Principal  Pass-Through     Interest
Class Face Value        Amount     Distribution    Rate     Distributed (1)
A-1    200,000,000     200,000,000   1,207,563      2.09000%        325,111
A-2    100,000,000     100,000,000     535,165      2.12000%        164,889
A-3     76,250,000      76,250,000     408,063      2.11000%        125,135
A-4     70,000,000      70,000,000     374,615      2.17000%        118,144
A-IO   298,987,500     298,987,500           0      6.18000%      1,605,352
M-1     31,500,000      31,500,000           0      2.62000%         64,190
M-2     23,650,000      23,650,000           0      3.17000%         58,310
B-1     18,600,000      18,600,000           0      3.92000%         56,709
B-2      5,000,000       5,000,000           0      4.32000%         16,800
X      525,000,050     525,000,050           0      2.17000%      1,136,067
R               50              50          50      1.82000%              0
Total  525,000,050     525,000,050   2,525,456                    3,670,708


                     Certificate      Ending
     Realized Loss     Interest    Current Prin
       Principal      Shortfall      Amount
Class
  A-1           N/A              0 198,792,437
  A-2           N/A              0  99,464,835
  A-3           N/A              0  75,841,937
  A-4           N/A              0  69,625,385
 A-IO           N/A              0 297,295,478
  M-1          0.00              0  31,500,000
  M-2          0.00              0  23,650,000
  B-1          0.00              0  18,600,000
  B-2          0.00              0   5,000,000
    X           N/A              0 522,477,070
    R           N/A              0           0
Total            0               0 522,474,594

AMOUNTS PER $1,000 UNIT
                                                 Interest        Ending
                         Prin          Int     Carry-forward  Current Prin
ClassCusip           Distribution  Distribution   Amount         Amount
A-1  22541NCN7          6.03781275  1.62555555   0.00000000    993.96218725
A-2  22541NCP2          5.35164840  1.64888890   0.00000000    994.64835160
A-3  22541NCQ0          5.35164839  1.64111108   0.00000000    994.64835161
A-4  22541NCR8          5.35164843  1.68777771   0.00000000    994.64835157
A-IO 22541NCS6          0.00000000  5.36929413   0.00000000    994.34082696
M-1  22541NCU1          0.00000000  2.03777778   0.00000000   1000.00000000
M-2  22541NCV9          0.00000000  2.46555560   0.00000000   1000.00000000
B-1  22541NCW7          0.00000000  3.04888871   0.00000000   1000.00000000
B-2  22541NCX5          0.00000000  3.36000000   0.00000000   1000.00000000
X    22541NCY3          0.00000000  2.16393678   0.00000000    995.19432440
R    22541NCT4       1000.00000000  1.60000000   0.00000000      0.00000000

                                               GROUP 1      GROUP 2
(i)  Principal Distributions:
     Beginning Balance                         235437382    289565144.1
          Scheduled Principal                  145129.2     189290.58
          Prepayments (Includes Curtailments)  1062433.35   1128602.84
          Net Liquidation Proceeds             0            0
          Loan Purchase Prices                 0            0
          Substitution Adjustment Amount       0            0
          Total Principal Remittance           1207562.55   1317893.42
          Net Realized Losses                  0            0
     Ending Balance                            234229819.4  288247250.7

                                               TOTAL
(i)  Principal Distributions:
     Beginning Balance                         525002526
          Scheduled Principal                  334419.78
          Prepayments (Includes Curtailments)  2191036.19
          Net Liquidation Proceeds             0
          Loan Purchase Prices                 0
          Substitution Adjustment Amount       0
          Total Principal Remittance           2525455.97
          Net Realized Losses                  0
     Ending Balance                            522477070.1

                                               GROUP 1      GROUP 2
(v)  Aggregate Ending Collateral Balance       234229819.4  288247250.7

                                               TOTAL
(v)  Aggregate Ending Collateral Balance       522477070.1

(vi) Ending Overcollateralization Amount                    2476.04

     Interest Distributions:                   GROUP 1      GROUP 2
     Scheduled Interest  - Net of Servicing Fee1625714.89   2007864.17
     Less Relief Act Interest Shortfall        0            0
     Less Net Prepayment Interest Shortfall    0            0
                                               1625714.89   2007864.17


     Interest Distributions:                   TOTAL
     Scheduled Interest  - Net of Servicing Fee3633579.06
     Less Relief Act Interest Shortfall        0
     Less Net Prepayment Interest Shortfall    0
                                               3633579.06

(vii)Servicing Fee                     98523.93    122601.43       221125.36
     Trustee Fee                         882.89      1085.87         1968.76
     FSA Premium                          10000       8812.5         18812.5
     Credit Risk Manager Fee            3433.46      4222.83         7656.29

                                   GROUP 1     GROUP 2      TOTAL
(ix) Advances      Curr Aggregate A   1762560.1   2026878.41      3789438.51
                   Out Aggregate Ad   1762560.1   2026878.41      3789438.51



(x), Delinquency Information
 (xii), (xv), (xxiii)
                   30-59 days delinquent       60-89 days delinquent
                   Count           Balance     Count        Balance
     Group 1                      1 106893.4609            0               0
     Group 2                      9 1403336.215            3     420118.3875
     Total                       10 1510229.676            3     420118.3875


                   90 or more days delinquent
                   Count           Balance
     Group 1                      0           0
     Group 2                      0           0
     Total                        0           0
*Note:  The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count       Balance
Gp 1           1770     234229819.4           0            0
Gp 2           1962     288247250.7           0            0
Total          3732     522477070.1           0            0

     Bankruptcy                    REO
     Count         Balance         Count       Balance      Market Value
Gp 1              0               0           0            0               0
Gp 2              0               0           0            0               0
Total             0               0           0            0               0

(xiiiNum of Loans for which Prepay Prems were collected                    9
     Prin Bal of Loans for which Prepay Prems were collected       1432362.8
     Current amount of Prepayment Premiums                           65566.2

(xiv)Current Delinquency Rate (60+days)                           0.00080409
     Rolling Three Month Delinquency Rate (60+days)               0.00080409

(xvi)Number of Loans Repurchased                                           0
     Principal Balance of Loans Repurchased                                0

(xviiRealized Losses incurred during the related Due Period                0
     Cumulative Realized Losses since Startup Day                          0

(xix)Weighted Average Term to Maturity of Mortgage Loans                 352
(xxiiWeighted Average Gross Coupon of Mortgage Loans             0.088107106
(xxivWeighted Average Net Coupon of Mortgage Loans               0.082832836

(xx) Insured Payment on Class As                                           0

(xxv)Senior Enhancement Percentage                               0.150003995

(xxviNet Excess Spread                                           0.022365996

(xxviDeposit to Basis Risk Reserve Fund                                    0
     Basis Risk Reserve Fund Balance                                    5000

(xxviTotal Expected Loss on Olympus Serviced Loans               0.000273429

(xix)Realized Loss Percentage on Fairbanks Serviced Loans        5.68917E-12
     Cumulative Realized Losses on Faribanks Serviced Loans 0.002047139 Proceeds subsequent to a Final Recovery
     Determination on Fairbanks loans                                      0

     Has Fairbanks failed the Fairbanks Termination Test    NO
     Has Olympus failed the Servicer Termination Test       NO

(xxx)Delinquency Information
                   30-59 days delinquent       60-89 days delinquent
                   Count           Balance     Count        Balance
     Fairbanks                    0           0            0               0
     Olympus                      3   420118.39            0               0
     Total                        3   420118.39            0               0

                   90 or more days delinquent
                   Count           Balance
     Fairbanks                    0           0
     Olympus                      0           0
     Total                        0           0
*Note:  The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count       Balance
Fair           2392     358300442.1           0            0
Olym           1340       164176628           0            0
Total          3732     522477070.1           0            0

     Bankruptcy                    REO
     Count         Balance         Count       Balance      Market Value
Fair              0               0           0            0               0
Olym              0               0           0            0               0
Total             0               0           0            0               0




     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA